Exhibit(q)(1)

                                POWER OF ATTORNEY
                                -----------------

                         Global/International Fund, Inc.
                                Investment Trust
                          Scudder Cash Investment Trust
                               Scudder Funds Trust
                              Scudder Income Trust
                        Scudder International Fund, Inc.
                           Scudder Money Market Trust
                             Scudder Municipal Trust
                           Scudder Mutual Funds, Inc.
                             Scudder Pathway Series
                             Scudder Portfolio Trust
                            Scudder Securities Trust
                          Scudder State Tax Free Trust
                           Scudder Tax Free Money Fund
                        Scudder U.S. Treasury Money Fund
                            Scudder Variable Series I
                               Value Equity Trust

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in their capacity as a director, trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

SIGNATURE                                                          TITLE                      DATE
---------                                                          -----                      ----

/s/ Richard T. Hale                                                Director/Trustee           April 24, 2002
----------------------------------
Richart T. Hale


                                                                   Director/Trustee           April 24, 2002
----------------------------------
Louis E. Levy


                                                                   Director/Trustee           April 24, 2002
----------------------------------
Carl W. Vogt


                                POWER OF ATTORNEY
                                -----------------

                         Global/International Fund, Inc.
                                Investment Trust
                          Scudder Cash Investment Trust
                               Scudder Funds Trust
                              Scudder Income Trust
                        Scudder International Fund, Inc.
                           Scudder Money Market Trust
                             Scudder Municipal Trust
                           Scudder Mutual Funds, Inc.
                             Scudder Pathway Series
                             Scudder Portfolio Trust
                            Scudder Securities Trust
                          Scudder State Tax Free Trust
                           Scudder Tax Free Money Fund
                        Scudder U.S. Treasury Money Fund
                            Scudder Variable Series I
                               Value Equity Trust

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in their capacity as a director, trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

SIGNATURE                                                          TITLE                      DATE
---------                                                          -----                      ----

/s/ Louis E. Levy                                            Director/Trustee                 7/24/2002
----------------------------------
Louis E. Levy

                                POWER OF ATTORNEY
                                -----------------

                         Global/International Fund, Inc.
                                Investment Trust
                          Scudder Cash Investment Trust
                               Scudder Funds Trust
                              Scudder Income Trust
                        Scudder International Fund, Inc.
                           Scudder Money Market Trust
                             Scudder Municipal Trust
                           Scudder Mutual Funds, Inc.
                             Scudder Pathway Series
                             Scudder Portfolio Trust
                            Scudder Securities Trust
                          Scudder State Tax Free Trust
                           Scudder Tax Free Money Fund
                        Scudder U.S. Treasury Money Fund
                            Scudder Variable Series I
                               Value Equity Trust

Pursuant to the requirements of the Securities Act of 1933, this amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated. By so signing, the undersigned in their capacity as a director, trustee or officer, or both, as the case may be of the Registrant, does hereby appoint Daniel O. Hirsch, John Millette and Caroline Pearson, and each of them, severally, or if more than one acts, a majority of them, their true and lawful attorney and agent to execute in their name, place and stead (in such capacity) any and all amendments to the Registration Statement and any post-effective amendments thereto and all instruments necessary or desirable in connection therewith, to attest the seal of the Registrant thereon and to file the same with the Securities and Exchange Commission. Each of said attorneys and agents shall have power to act with or without the other and have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or advisable to be done in the premises as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and approving the act of said attorneys and agents and each of them.

SIGNATURE                                                          TITLE                      DATE
---------                                                          -----                      ----

                                                                   Director/Trustee           April 24, 2002
----------------------------------
Richart T. Hale


                                                                   Director/Trustee           April 24, 2002
----------------------------------
Louis E. Levy


/s/ Carl W. Vogt                                                   Director/Trustee           April 24, 2002
----------------------------------
Carl W. Vogt
